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                                                                    EXHIBIT 10.1

              AMENDMENT OF TERMINATION AGREEMENT AND TERMINATION OF
                                OPTION AGREEMENT

         THIS SECOND AMENDMENT OF TERMINATION AGREEMENT AND TERMINATION OF OPTION AGREEMENT (this "Amendment") is entered into as of May 9, 2003, by and among AMB PROPERTY, L.P., a Delaware limited partnership ("AMB"), NUVELO, INC., a Nevada corporation, successor by merger to Hyseq, Inc., a Nevada corporation ("Nuvelo"), and GEORGE RATHMANN, an individual ("Guarantor"). AMB, Nuvelo and Guarantor are sometimes referred to individually herein as a "Party" and collectively as the "Parties."

                                    RECITALS

         A. AMB, Nuvelo and Guarantor are parties to that certain Conditional Lease Termination Agreement dated as of October 1, 2002 (the "Termination Agreement") pursuant to which the lease between AMB and Nuvelo dated as of June 23, 2000, as amended by that certain First Amendment to Lease Agreement dated December 14, 2000 (as so amended, the "Lease"), relating to, and Nuvelo's right to possession of, the approximately 59,300 rentable square feet located at 225, 249 and 257 Humboldt Court, Sunnyvale, California (the "Property"), was terminated, all as more particularly described in the Termination Agreement.

         B. In connection with the Termination Agreement, AMB and Nuvelo also entered into that certain Real Property Option and Sale Agreement and Joint Escrow Instructions dated as of October 1, 2002 (the "Option Agreement") pursuant to which AMB granted to Nuvelo an option to purchase the Property on the terms and conditions contained in the Option Agreement (the "Option"). As partial consideration for the Option, Nuvelo also executed a Promissory Note dated November 1, 2002 (the "Original Note") in the principal amount of $2,600,000 in favor of AMB, and issued to AMB a Warrant to Purchase Shares of Common Stock dated November 1, 2002 for up to 195,130 shares of common stock of Nuvelo (the "Original Warrants"). A Memorandum of Option dated November 18, 2002 executed by AMB and Nuvelo was recorded on November 18, 2002 in the Official Records of the County of Santa Clara, State of California (the "Official Records") as Instrument No 16622221.

         C. Guarantor executed a guaranty (the "Original Guaranty") of Nuvelo's obligations under the Original Note. Under the Original Guaranty, Guarantor also guaranteed and promised to pay any avoidance by Nuvelo, Nuvelo's successors or Nuvelo's creditors of all or any part of the sum of $3,100,00, which amount represents a portion of the termination fee paid to AMB pursuant to the Termination Agreement, or the recovery of any portion of such termination fee directly or indirectly from AMB as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, which guarantee and promise terminated on February 3, 2003.

         D. The Parties acknowledge that AMB is holding an irrevocable letter of credit number 306S234524 dated November 13, 2002 in the amount of $250,000 (the "Repair Letter of Credit") issued by Union Bank of California (the "Issuing Bank") in favor of AMB, as Beneficiary, for the account of Nuvelo, as Applicant, which letter of credit secures the obligations of Nuvelo to repair the Property set forth in the Termination Agreement and certain side letters executed by the Parties in connection therewith (the "Original Repair Obligations"). The Parties also acknowledge that in accordance with the Termination Agreement, the Existing Letter of Credit (as defined in the Termination Agreement) in the amount of $3,000,000 was previously returned by AMB to the Issuing Bank and has been cancelled.

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         E.       The Termination Agreement, the Option Agreement, the Original
Note, the Warrants, the Original Guaranty, the Repair Letter of Credit and the other instruments and documents executed by or entered into among the Parties in connection therewith, are referred to herein sometimes collectively as the "Original Transaction Documents." Capitalized terms used but not otherwise defined herein shall have the same meanings as in the Original Transaction Documents.

         F. The Parties desire to terminate the Option and the Option Agreement as provided herein and in the other Modification Documents (defined below), all on and subject to the terms and conditions provided herein and in the other Modification Documents.

         G. Pursuant to the Option Agreement and the Original Note, the principal amount of the Original Note becomes due and payable upon a termination of the Option Agreement. Nuvelo desires to revise the terms of payment and extend the maturity date of the Original Note, and AMB is willing to agree to such revisions notwithstanding the termination of the Option Agreement, all on and subject to the terms and conditions provided herein and in the other Modification Documents.

         H. The Parties have entered into that certain Pre-Negotiation and Extension Agreement dated as of April 29, 2003, as amended by the letter agreement dated May 7, 2003, providing for, among other things, the extension of the Option Period (as defined in the Option Agreement) until 5:00 p.m. (Pacific Standard Time) on May 9, 2003 (as amended, the "Pre-Negotiation Agreement").

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound hereby, the Parties covenant and agree as follows:

                                    AGREEMENT

         1. Reaffirmation of Termination of Lease and Termination Fee. Notwithstanding anything to the contrary contained in this Agreement or the other Modification Documents, the Parties acknowledge and reaffirm (a) the termination of the Lease and of Nuvelo's right to possession of the Property under the Lease as of October 1, 2002 pursuant to the Termination Agreement, as revised hereby, and (b) the right of AMB to retain the Termination Fee in the total amount of $5,400,000 paid to AMB under the Termination Agreement (including, without limitation, the cash payment in the amount of $2,300,000 which amount the Parties acknowledge was previously paid by the Guarantor). Nothing contained in this Agreement or the other Modification Documents shall affect or be deemed to affect such prior termination of the Lease or AMB's right to retain the Termination Fee in its entirety, which Termination Fee the Parties acknowledge and agree has been fully earned.

         2. Termination of Option and Option Agreement; Reaffirmation of Option Consideration.

                  (a) Nuvelo and Guarantor acknowledge and agree that Nuvelo has elected not to and will not exercise the Option to purchase the Property under the Option Agreement if the transactions contemplated by this Agreement are consummated. Subject to the provisions of Paragraph 11, the Parties agree that from and as of the Effective Date (defined below), the Option Agreement is hereby terminated in its entirety, including without limitation, the Option contained therein, and the Parties have no further rights or obligations thereunder, except those obligations which expressly survive a termination of the Option Agreement or as otherwise expressly provided herein or in the other Modification Documents. Without limitation, subject to the provisions of Paragraph 11, from and as of the Effective Date, the Parties acknowledge and agree that Nuvelo has no further right to exercise the Option and no further rights or interests with respect to the Property (other than the right of Nuvelo specifically contained in this Agreement to access the Property in order to complete its repair obligations in accordance with Paragraph 6 of this Agreement), and that the Loan Documents (as defined in the Option Agreement) will not be

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executed or delivered under the Option Agreement (other than the Amended and
Restated Note (as defined in Paragraph 3) and the Amended and Restated Guaranty (as defined in Paragraph 4) if the transactions contemplated hereby are consummated). Nuvelo hereby waives, releases and relinquishes all right, title and interest in and to the Property, including without limitation, pursuant to the Option and the Option Agreement (other than such access rights in accordance with Paragraph 6 of this Agreement and subject to the provisions of Paragraph
11). Concurrently with the execution of this Agreement, Nuvelo agrees to deliver to Escrow Agent (defined below) as provided in Paragraph 11(b), two (2) originals of a Quitclaim Deed and Termination of Option in the form of EXHIBIT A attached hereto and incorporated herein by this reference (the "Quitclaim Deed") duly executed and acknowledged by Nuvelo. Nuvelo further agrees to return to AMB promptly following the Effective Date all due diligence materials and reports in Nuvelo's possession relating to the Property (other than items which are subject to contractual limitations with third parties against disclosure by Nuvelo, documents which are privileged or constitute Nuvelo's internal analysis or appraisal of the Property).

                  (b) Notwithstanding the termination of the Option and the Option Agreement, and notwithstanding anything to the contrary contained in this Agreement or the other Modification Documents, the Parties acknowledge and reaffirm the right of AMB to retain the Initial Option Consideration and the Additional Option Consideration previously paid to AMB pursuant to the Option Agreement (in the total amount of $2,340,000, including, without limitation, the cash payment in the amount of $1,700,000 which amount the Parties acknowledge was previously paid by the Guarantor), as well as the option payments evidenced by and due under the Amended and Restated Note (defined below). Nothing contained in this Agreement or the other Modification Documents shall affect or be deemed to affect AMB's right to such option consideration in its entirety, which option consideration the Parties acknowledge and agree has been fully earned.

         3. Amended and Restated Note. The Parties acknowledge and agree that the Original Note shall be amended and restated in its entirety pursuant to the Amended and Restated Promissory Note in the amount of $2,600,000 in the form attached hereto as EXHIBIT B and incorporated herein by this reference (the "Amended and Restated Note"), effective as of the Effective Date and subject to satisfaction of all of the Conditions Precedent set forth in Paragraph 11 of this Agreement.

         4. Amended and Restated Guaranty. Concurrently herewith, the Guarantor agrees to execute and deliver (and to cause Mrs. Rathmann to execute and deliver) to AMB, as provided in Paragraph 11(c), the Amended and Restated Guaranty in the form of EXHIBIT C attached hereto and incorporated herein by this reference (the "Amended and Restated Guaranty"), which shall amend and restate the Original Guaranty in its entirety effective as of the Effective Date and subject to satisfaction of all of the Conditions Precedent set forth in Paragraph 11 of this Agreement.

         5. Additional Warrants. In consideration for AMB entering into the Modification Documents, concurrently herewith, Nuvelo agrees to execute and deliver to AMB, as provided in Paragraph 11(a), a Stock Purchase Warrant to Purchase Shares of Common Stock for 200,000 shares of common stock of Nuvelo (in addition to the Original Warrants) in the form attached hereto as EXHIBIT D and incorporated herein by this reference (the "Additional Warrants"). Nuvelo hereby reaffirms all of its obligations, as successor by merger to Hyseq, Inc., under the Original Warrants, and represents and warrants to AMB that the Original Warrants are in full force and effect as of the date hereof and as of the Effective Date.

         6.       Repair Obligations; Access Rights.

                  (a) The Original Repair Obligations set forth in Paragraph 5 of the Termination Agreement and the side letters executed by the Parties in connection therewith are hereby amended and

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restated in their entirety as set forth in this Paragraph 6. Nuvelo agrees to perform, at its sole cost and expense, the repair and restoration obligations described in this Paragraph 6, and as further described in EXHIBIT E and
SCHEDULE 1 attached hereto and incorporated herein by this reference (collectively, the "Repair Obligations" or the "Work"), on or before the date that is 90 days after the Effective Date (the "Repair Deadline"). As part of the Repair Obligations, Nuvelo shall, without limitation: (1) remove and restore the items listed on EXHIBIT E and SCHEDULE 1, (2) leave the Premises in a broom-clean condition, free of all materials, supplies, equipment and personal property, (3) repair any damage to the Premises caused by any such removal or restoration, (4) obtain unconditional lien releases in form satisfactory to AMB from all contractors and subcontractors performing any portion of the Work, in each case prior to the Repair Deadline, and (5) otherwise comply with the provisions of this Paragraph 6 and EXHIBIT E.

                  (b) Upon completion of the Work, Nuvelo shall contact AMB's property manager, Amy Pallas or John Baruh of Legacy Partners (at [***]), to inspect the Premises to determine on behalf of AMB if the Repair Obligations have been fully satisfied as provided in this Paragraph 6. Nuvelo shall have the right to have a representative of Nuvelo conduct such inspection with AMB. If Nuvelo fails to fulfill any Repair Obligations on or prior to the Repair Deadline to AMB's reasonable satisfaction, then AMB shall notify Nuvelo in writing which of such obligations are not so satisfied. Nuvelo shall then have 10 days to complete the remaining Repair Obligations to AMB's reasonable satisfaction. If Nuvelo does not so satisfy such remaining Repair Obligations within such 10 day period, then AMB shall have the right (but not the obligation) to perform such obligations on behalf of Nuvelo and to draw on the Repair Letter of Credit and apply the proceeds thereof toward the costs incurred by AMB in connection therewith. AMB shall be entitled to retain the Repair Letter of Credit as security for the lien-free completion of the Repair Obligations as provided in and subject to the provisions of this Paragraph 6. Nuvelo shall give AMB 10 days' prior written notice before commencing the Work to enable AMB to record and post a notice of non-responsibility.

                  (c) Upon completion of the Work, Nuvelo shall also complete and record a Notice of Completion in the Official Records in accordance with California Civil Code Section 3093 or any succeeding law, statute or ordinance now or hereafter in effect. If the Repair Obligations have been completed as provided in this Paragraph 6, then AMB agrees to return the Repair Letter of Credit (or the proceeds thereof, if any, remaining after reimbursing AMB in full for all reasonable costs and expenses incurred by AMB in performing any portion of the Work that is not completed by Nuvelo as provided in subparagraph (b) above, plus any amounts owing to AMB or any AMB Party under Paragraph 9 hereof including, without limitation, reasonable attorneys' fees) to Nuvelo on or before the date which is 90 days after the recordation of such Notice of Completion.

                  (d) Subject to the indemnification provisions of Paragraph 9 of this Agreement, and subject to receipt and approval by AMB of evidence of insurance satisfactory to AMB (including without limitation general liability insurance in the amount of at least $2,000,0000) covering Nuvelo and all contractors and subcontractors performing the Work (which insurance shall name AMB, AMB Property Corporation and AMB Property Capital Partners as additional insureds), Nuvelo and its representatives shall be entitled to access to the Premises upon reasonable advance notice to AMB's property manager, during normal business hours, from the date hereof through the Repair Deadline to perform the Repair Obligations, subject to such rules and regulations as AMB may reasonably impose. At AMB's discretion, a representative of AMB's property manager may accompany Nuvelo and its representatives and contractors. Subject to the indemnification provisions of Paragraph 9, AMB shall provide reasonable access to Nuvelo and its employees, contractors and subcontractors to perform preliminary inspections and bids prior to commencing the Work and delivering the insurance documentation required hereunder.

                  (e) As a Condition Precedent pursuant to Paragraph 11, Nuvelo shall deliver to AMB on or prior to the Effective Date, an amendment to the Repair Letter of Credit, which amendment shall

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revise the statement to be delivered by the Beneficiary in connection with a draw under the Repair Letter of Credit to read as provided in the following paragraph, in form and content satisfactory to AMB in its sole discretion (the "Repair Letter of Credit Amendment"):

                           "The undersigned being an authorized representative or officer of [Name of Beneficiary] (the "Beneficiary") hereby certifies that it is entitled to draw on Union Bank of California, N.A. Letter of Credit No. 306S234524 pursuant to the Conditional Lease Termination Agreement dated October 1, 2002, as amended by the Amendment of Termination Agreement and Termination of Option Agreement, between AMB Property, L.P., a Delaware limited partnership, Nuvelo, Inc., a Nevada corporation, successor by merger to Hyseq, Inc., and George Rathmann, and as the same may be further amended or assigned, or any documents related thereto."

                  (f) All contractors and subcontractors performing any portion of the Work on behalf of Nuvelo shall be duly licensed in the State of California and shall, together with any contracts entered into for any portion of the Work, be subject to the prior written approval of AMB, which approval shall not be unreasonably withheld, conditioned or delayed. Prior to commencement of the Work, Nuvelo shall provide AMB with plans and specifications for the Work for AMB's prior written approval, which approval shall not be unreasonably withheld, and shall obtain and provide to AMB all required permits for the Work. Nuvelo shall and shall cause its contractors to perform the Work in accordance with all applicable laws, rules, ordinances and regulations, including without limitation, local building codes, free of defects and liens, and otherwise in accordance with the provisions of EXHIBIT E. Any delay in the commencement of Work caused by AMB's unreasonable denial of reasonably proposed licensed contractors and subcontractors or plans and specifications or unreasonable delay in the approval of the matters required under this paragraph shall extend the Repair Deadline by the amount of such delay caused by AMB.

         7. Representations and Warranties of Nuvelo. Nuvelo represents and warrants that (a) Nuvelo is the successor by merger to, and has succeeded to all of the obligations, debts and liabilities of, Hyseq, Inc., a Nevada corporation, including without limitation the obligations of Hyseq, Inc. under the Original Transaction Documents; (b) Nuvelo has not made (i) any direct or indirect (whether by operation of law or otherwise) disposition, assignment, sublease, conveyance or other transfer of its obligations under the Original Transaction Documents or (ii) any assignment or encumbrance of any of the Original Transaction Documents; (c) Nuvelo has no knowledge of any fact or circumstance which would give rise to any claim, demand, obligation, liability, action or cause of action arising out of or in connection with Nuvelo's occupancy of the Premises; (d) no other person or entity claiming by, through or under Nuvelo has an interest in the Premises, collateral or otherwise; (e) there are no outstanding contracts for the supply of labor or material and no work has been done or is being done in, to or about the Premises which has not been fully paid for and for which appropriate waivers of mechanic's liens have not been obtained; (f) the person or entity executing this Agreement and the other Modification Documents on behalf of Nuvelo has the full right, power and authority to execute this Agreement and the other Modification Documents and to bind Nuvelo without the consent or approval of any other person or entity or all such consents or approvals have been duly obtained; (g) Nuvelo and Guarantor each has the full power, capacity, authority and legal right to execute and deliver this Agreement and the other Modification Documents to which it or he is a party; (h) to the best of Nuvelo's knowledge, this Agreement and the other Modification Documents are legal, valid and binding upon Nuvelo and Guarantor (as applicable), and are enforceable in accordance with their terms; (i) there are no uncured defaults on the part of AMB and neither Nuvelo nor Guarantor has any claim, cause of action, offset, set-off, deduction, counterclaim or other similar

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right against AMB, including, without limitation, for a refund of any Operating
Expenses or Property Taxes under the Lease; (j) Guarantor will benefit from the transactions contemplated hereunder and under the other Modification Documents;
(k) neither Nuvelo nor Guarantor has taken or is contemplating taking any of the following actions: (1) made a general assignment for the benefit of creditors;
(2) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (3) suffered the appointment of a receiver to take possession of all, or substantially, all of its assets; (4) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (5) admitted in writing to its inability to pay its debts as they become due; or (6) made an offer of settlement, extension or composition to its creditors generally and (l) Nuvelo has received no notice of any material proceeding or investigation by any regulatory agency pending or threatened against Nuvelo. The foregoing representations and warranties shall be deemed to be remade in full as of the Effective Date, and shall survive the termination of the Option Agreement hereunder.

         8. Representations and Warranties of AMB. AMB represents and warrants that (a) AMB is the rightful owner of the Property; (b) AMB has not made any direct or indirect (whether by operation of law or otherwise) disposition, assignment, sublease, conveyance or other transfer of the Property or any interest therein or any assignment or encumbrance of any of the Original Transaction Documents; (c) AMB has no knowledge of any fact or circumstance which would give rise to any claim, demand, obligation, liability, action or cause of action arising out of or in connection with the Lease; (d) the person or entity executing this Agreement and the other Modification Documents to which AMB is a party on behalf of AMB has the full right, power and authority to execute this Agreement and such other Modification Documents and to bind AMB, without the consent or approval of any other person or entity; (e) AMB has the full power, capacity, authority and legal right to execute and deliver this Agreement and the other Modification Documents to which AMB is a party; (f) this Agreement and the other Modification Documents to which AMB is a party are legal, valid and binding upon AMB, and this Agreement and the other Modification Documents are enforceable in accordance with their terms; (g) to the best of AMB's knowledge, there are no uncured defaults on the part of Nuvelo or Guarantor and AMB has no claim, cause of action, offset, set-off, deduction, counterclaim or other similar right against Nuvelo or Guarantor except as expressly provided in this Agreement and the other Modification Documents; and
(h) AMB has not done and is not contemplating taking any of the following actions: (1) made a general assignment for the benefit of creditors; (2) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (3) suffered the appointment of a receiver to take possession of all, or substantially, all of its assets; (4) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (5) admitted in writing to its inability to pay its debts as they become due; or (6) made an offer of settlement, extension or composition to its creditors generally. The foregoing representations and warranties shall be deemed to be remade by AMB in full as of the Effective Date, and shall survive the termination of the Option Agreement hereunder. The truth and accuracy of the foregoing representations and warranties as of the date hereof and as of the Effective Date shall be a Condition Precedent hereunder.

         9.       Indemnity; Release.

                  (a) Nuvelo shall protect, indemnify, defend (with counsel reasonably acceptable to AMB) and hold AMB and the other AMB Parties (defined below) harmless from and against any and all asserted, threatened or actual claims (including third party claims), judgments, damages, penalties, fines, liabilities, losses, liens, suits, administrative proceedings and costs (including, but not limited to, reasonable attorneys', experts' and consultants' fees and court costs), of any nature whatsoever (collectively, the "Claims"), directly or indirectly relating to or arising from (a) any Work performed by or on behalf of Nuvelo at the Premises, including, without limitation, any liens filed in connection therewith or any violations of law or breach of the Repair Obligations, (b) any access or entry on the Property or Premises by Nuvelo or its contractors or representatives, and (c) any brokerage commission, finder's fees or other amount due in connection with this Agreement or the other Modification Documents

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to any person or entity claiming by, through or under Nuvelo or Guarantor, including without limitation Bryce Mason of BC Struxture ("Broker"). This indemnity shall survive any termination of this Agreement and the termination of the Option Agreement hereunder and shall continue in effect for as long as AMB and the other AMB Parties may be subject to any of the Claims described above. "AMB Parties" means AMB and AMB, AMB Property Corporation and AMB Property Capital Partners and their respective partners, members, shareholders, officers, directors, employees, property managers, representatives, agents, successors and assigns.

                  (b) AMB shall protect, indemnify, defend (with counsel reasonably acceptable to Nuvelo) and hold Nuvelo harmless from and against any and all Claims directly or indirectly relating to or arising from any brokerage commission, finder's fees or other amount due in connection with this Agreement or the other Modification Documents to any person or entity claiming by, through or under AMB, provided that AMB shall have no obligation to pay any commission to Broker and such indemnity shall specifically excludes any Claim relating to Broker. This indemnity shall survive any termination of this Agreement and the termination of the Option Agreement hereunder and shall continue in effect for as long as Nuvelo may be subject to any of the Claims described above.

                  (c) Nuvelo and Guarantor hereby reaffirm and restate the releases and waivers contained in Paragraphs 2 and 4 of the Termination Agreement, and each hereby further releases, discharges and waives any claims, demands or causes of action whatsoever, including, without limitation, any and all rights, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, debts, defenses, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length, arising or accruing out of or in connection with the Original Transaction Documents as amended by the Modification Documents or the Pre-Negotiation Agreement that Nuvelo and/or Guarantor may have against AMB or any AMB Parties as of the Effective Date. Notwithstanding the foregoing, nothing contained herein or in the Original Transaction Documents as amended hereby and by the other Modification Documents shall release the Parties from their respective obligations under this Agreement or the Original Transaction Documents as amended hereby and by the other Modification Documents and the Pre-Negotiation Agreement, except as expressly provided herein and therein.

                  (d) AMB hereby reaffirms and restates the releases and waivers contained in Paragraphs 3 and 4 of the Termination Agreement, and hereby further releases, discharges and waives any claims, demands or causes of action whatsoever, including, without limitation, any and all rights, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, debts, defenses, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length, arising or accruing out of or in connection with the Original Transaction Documents as amended by the Modification Documents or the Pre-Negotiation Agreement that AMB may have against Nuvelo as of the Effective Date.

                  (e) Notwithstanding the foregoing, nothing contained herein or in the Original Transaction Documents as amended hereby and by the other Modification Documents shall release the

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Parties from their respective obligations under this Agreement or the Original
Transaction Documents as amended hereby and by the other Modification Documents and the Pre-Negotiation Agreement, except as expressly provided herein and therein.

         10. Re-Leasing of Premises. Nuvelo acknowledges and agrees that AMB shall have full access to the Premises at all times in order to show the Premises to prospective tenants. Nuvelo agrees that AMB may enter into a new lease for the Premises with any third party and that Nuvelo shall have no right to any amounts received by AMB in connection therewith. AMB's access to the Premises and activities performed in accordance with this Paragraph 10 shall be exercised so as not to unreasonably interfere with the completion of the Repair Obligations prior to the Repair Deadline.

         11. Conditions Precedent. All of the following conditions set forth in subparagraphs (a) through (i) of this Paragraph 11 shall constitute conditions precedent to the obligations of AMB under this Agreement and the other Modification Documents (collectively, the "Conditions Precedent"):

                  (a) Nuvelo shall have duly executed and delivered to AMB (care of Steppe, Stone & Lakey LLP, 999 Baker Way, Suite 420, San Mateo, CA 94404, Attention: Sara R. Steppe), three (3) originals of this Agreement, the original Amended and Restated Note, and three (3) originals of the Additional Warrants;

                  (b) Nuvelo shall have duly executed, acknowledged and delivered to each of First American Title Company, at 1737 North First Street, Suite 100, San Jose, CA, Attention: Dian Blair ("Escrow Agent"), and AMB (care of Steppe, Stone & Lakey LLP, 999 Baker Way, Suite 420, San Mateo, CA 94404,
Attention: Sara R. Steppe) two (2) originals of the Quitclaim Deed, together with recording instructions consistent with this Agreement authorizing Escrow Agent to record the Quitclaim Deed in the Official Records;

                  (c) Guarantor and Mrs. Rathmann shall have duly executed, acknowledged (where required) and delivered to AMB (care of Steppe, Stone and Lakey at the address set forth above) three (3) originals of each of this Agreement and the Amended and Restated Guaranty;

                  (d) AMB shall have received (care of Steppe, Stone and Lakey at the address set forth above) and approved the original Repair Letter of Credit Amendment which shall have been duly issued by the Issuing Bank as of the Effective Date;

                  (e) AMB shall have received (care of Steppe, Stone and Lakey at the address set forth above) and approved an original legal opinion of Nuvelo's counsel, in form and substance satisfactory to AMB in its sole discretion, opining to AMB that (i) Nuvelo is duly formed, validly existing and in good standing in the state of its formation and is the successor by merger to Hyseq, Inc., a Nevada corporation, (ii) Nuvelo is qualified to do business and is in good standing in the State of California, (iii) Nuvelo has all requisite power and authority to enter into this Agreement, the Amended and Restated Note, the Additional Warrants, the Quitclaim Deed and the other Modification Documents to which Nuvelo is a party, (iv) this Agreement, the Amended and Restated Note, the Additional Warrants, the Quitclaim Deed and the other Modification Documents to which Nuvelo is a party have each been duly authorized, executed and delivered by Nuvelo, (v) the interest rate terms in the Amended and Restated Note do not violate any applicable usury laws, (vi) this Agreement, the Amended and Restated Note, the Additional Warrants, the Quitclaim Deed and the other Modification Documents to which Nuvelo is a party, when executed, are the legal, valid and binding obligations of Nuvelo and are enforceable against Nuvelo in accordance with their terms, this Agreement, and (vi) Nuvelo has received no notice of any material proceeding or investigation by any regulatory agency pending or threatened against Nuvelo, which legal opinion shall be dated as of the Effective Date;

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND
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                  (f)      AMB shall have received (at its address set forth in
Paragraph 13 hereof) and approved the most recent financial statements or balance sheet of the Guarantor, certified by the Guarantor to AMB as being true and correct in all material respects and fairly representing the financial condition of the Guarantor;

                  (g) Nuevo and/or Guarantor shall have reimbursed AMB for all legal fees and expenses incurred by AMB in connection with the preparation, negotiation and execution of this Agreement, the other Modification Documents and the Pre-Negotiation Agreement and the transactions contemplated hereby and thereby and the Negotiations (as defined in the Pre-Negotiation Agreement) in an aggregate amount not to exceed $15,000;

                  (h) All of the representations and warranties of the Parties contained in this Agreement and in any of the other Modification Documents shall be true and correct in all material respects as of the date hereof and as of the Effective Date; and

                  (i) All of the foregoing documents and instruments to be executed and delivered as provided in this Paragraph 11 (collectively, the "Modification Documents") shall be in full force and effect as of the Effective Date.

Nuvelo and Guarantor acknowledge that the Conditions Precedent are a material inducement to AMB to enter into this Agreement and the other Modification Documents. The date on which the Conditions Precedent are satisfied as required herein shall be referred to herein as the "Effective Date." If any of the Conditions Precedent is not satisfied as required herein and the Effective Date does not occur on or before 5:00 p.m. (Pacific Standard Time) on May 14, 2003 (the "Modification Termination Date"), then, unless AMB elects in writing to waive the same and to continue this Agreement and the other Modification Documents in effect, (1) this Agreement and the other Modification Documents shall terminate and shall be null and void and of no force or effect (other than the provisions contained in Paragraphs 1, 2 and 10 and the provisions of this Paragraph 11 and except those provisions of this Agreement and the other Modification Documents which expressly state that they survive a termination hereof or thereof), (2) the Termination Agreement and the other Original Transaction Documents, including without limitation the Option Agreement, the Original Note and the Original Guaranty, shall be deemed reinstated and reaffirmed as if this Agreement and the other Modification Documents had not been executed, without any further action by the Parties, (3) without limitation, the entire principal amount of the Original Note shall be due and owing as of, and the Option Period shall expire at 5:00 p.m. (Pacific Standard
Time) on, the Modification Termination Date, and the provisions of Section 2.4 of the Option Agreement shall otherwise apply, unless Nuvelo duly exercises the Option prior to such expiration of the Option Period and in accordance with all of the provisions of the Option Agreement and (4) the Parties agree that notwithstanding anything to the contrary contained in the Original Transaction Documents, AMB shall have the right (but not the obligation) immediately to perform the Original Repair Obligations under the Termination Agreement itself and the right to draw on the Repair Letter of Credit and apply the proceeds thereof toward the costs and expenses incurred by AMB in performing the Original Repair Obligations. The Conditions Precedent are intended to be solely for the benefit of AMB and thus the Conditions Precedent may only be waived in writing or considered satisfied by AMB (which AMB shall have the right but not the obligation to do in its sole discretion). Upon notice from AMB to Escrow Agent that all of the Conditions Precedent have been satisfied as provided herein, the Parties hereby instruct the Escrow Agent to, and the Escrow Agent by its signature below hereby agrees to, immediately record the Quitclaim Deed in the Official Records without any further notice or actions by the Parties, and despite any contrary instructions from any other party. Notwithstanding the foregoing or anything to the contrary contained herein, the Parties acknowledge and agree that AMB may elect instead to record the original Quitclaim Deed delivered directly to AMB itself,

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND
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and not have it recorded by the Escrow Agent, in accordance with the foregoing sentence without any further notice or actions by the Parties, and despite any contrary instructions from any other party.

         12. Confidentiality. Neither Nuvelo nor Guarantor nor any of their respective agents or any other parties acting on their behalf shall disclose any matters set forth in the Termination Agreement as amended hereby or the Original Transaction Documents as amended by the other Modification Documents, or disseminate or distribute any information concerning the terms, details or conditions hereof or thereof to any person, firm or entity without obtaining the express prior written consent of AMB; provided, however, that the foregoing prohibition shall not apply to (a) disclosures to attorneys, accountants, lenders, investors and insurers, provided that such parties are informed of the confidential nature of the terms and conditions thereof and, provided further, that such parties are directed to treat such terms and conditions as confidential, or (b) disclosures required by any applicable law or regulation and, in such event, the disclosing party shall disclose only the specific matters as are required by law to be disclosed. The provisions of this Paragraph 12 shall survive any termination of this Agreement, and the termination of the Option Agreement and the consummation of the other transactions contemplated hereby and by the other Modification Documents.

         13. Notices. Any notice, election, communication, request, approval or other document or demand required or permitted under this Agreement shall be in writing to the respective addresses of the Parties set forth below and may be delivered by personal delivery, facsimile transmission during the normal business hours of the recipient with written acknowledgment of receipt, an overnight delivery service, or U.S. mail sent certified with return receipt requested. Notices are effective on the earlier of the date received, the date of the delivery receipt (including in the case of notice by facsimile), or the third day after postmark, as applicable.

                  To AMB:           AMB Property, L.P.
                                    Pier 1, Bay 1
                                    San Francisco, California 94111
                                    Attn.: John L. Rossi
                                    Tel: [***]
                                    Fax: [***]

                                    With a copy to:

                                    Steppe, Stone & Lakey LLP
                                    999 Baker Way, Suite 420
                                    San Mateo, CA 94404
                                    Tel: [***]
                                    Fax: [***]

                  To Nuvelo:        Nuvelo, Inc.
                                    675 Almanor Avenue
                                    Sunnyvale, California 94085
                                    Attn.: Peter S. Garcia
                                    Tel: [***]
                                    Fax: [***]

                                    With a copy to:

                                    Dewey Ballantine LLP
                                    333 S. Grand Avenue, 26th Floor
                                    Los Angeles, California 90071

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL
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                                    Attn: Bruce Fraser
                                    Tel: [***]
                                    Fax: [***]

                  To Guarantor:     George Rathmann
                                    c/o Nuvelo, Inc.
                                    675 Almanor Avenue
                                    Sunnyvale, California 94085
                                    Tel: [***]
                                    Fax: [***]

                                    With a copy to:

                                    Perkins Coie LLP
                                    1201 Third Avenue, 40th Floor
                                    Seattle, Washington, 98101
                                    Attn: Alan D. Smith
                                    Tel: [***]
                                    Fax: [***]

         14.      Miscellaneous.

                  (a) Voluntary Agreement. The Parties have read this Agreement and the other Modification Documents to which they are a party and the releases contained in herein and therein, and on advice of counsel they have freely and voluntarily entered into this Agreement and the other Modification Documents to which they are a party.

                  (b) Attorneys' Fees. Nuvelo shall reimburse AMB for all legal fees and expenses incurred by AMB in connection with the preparation, negotiation and execution of this Agreement and the other Modification Documents and the Pre-Negotiation Agreement, whether or not the transactions contemplated hereby are consummated, in an aggregate amount of $15,000. If any Party commences an action against another Party arising out of or in connection with this Agreement or the other Modification Documents or the Pre-Negotiation Agreement, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees and costs of suit. The provisions of this subparagraph (b) shall survive any termination of this Agreement and the termination of the Option Agreement.

                  (c) Successors. This Agreement shall be binding upon and inure to the benefit of AMB and Nuvelo and their respective successors, assigns and related entities.

                  (d) Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be a duplicate original, but all of which together shall constitute one and the same instrument. The Parties hereby agree that the facsimile signatures shall be binding upon the parties to this Agreement.

                  (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                  (f) Additional Documents. Each of the Parties hereto specifically agrees to execute such other and further instruments and documents, as may be reasonably required to effectuate the terms, conditions and objectives of this Agreement.

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FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL
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                  (g)      Entire Agreement. This Agreement and the other
Modification Documents together with the Pre-Negotiation Agreement constitute the entire understanding of the Parties and supersedes all prior agreements, understandings, discussions, statements and negotiations of the Parties relating to the subject matter herein contained.

                  (h) Authority. Each person signing this Agreement and the other Modification Documents on behalf of the respective Parties represents and warrants that she, he or it has the capacity and is authorized to execute and deliver this Agreement and the other Modification Documents to which such Party is a party, and that this Agreement and the other Modification Documents to which such Party is a party will thereby become binding on such Party.

                  (i) Headings and Titles. The headings and titles to the Paragraphs of this Agreement are for convenience only and shall have no effect on the interpretation of any part of this Agreement.

                  (j) Deadline for Execution. Submission of this Agreement and the other Modification Documents by AMB is not an offer to enter into this Agreement and the other Modification Documents. AMB shall not be bound by this Agreement and the other Modification Documents until the other Parties thereto have duly executed, acknowledged (where required) and delivered the same and the Conditions Precedent have been satisfied as required under this Agreement. This Agreement shall be null and void and of no force or effect if not fully executed by Nuvelo and Guarantor and delivered to AMB (care of Steppe, Stone and Lakey at the address set forth in Paragraph 11(a))prior to 5:00 p.m. (Pacific Standard
Time) on May 9, 2003. The provisions of this subparagraph (j) shall survive any termination of this Agreement.

                  (k) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE TERMINATION AGREEMENT AS AMENDED HEREBY OR THE OTHER ORIGINAL TRANSACTION DOCUMENTS AS AMENDED BY THE OTHER MODIFICATION DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION HEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE TERMINATION AGREEMENT AS AMENDED BY THIS AGREEMENT OR THE OTHER ORIGINAL TRANSACTION DOCUMENTS AS AMENDED BY THE OTHER MODIFICATION DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CONSENTS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT WITHIN THE STATE OF CALIFORNIA HAVING VENUE IN SAN FRANCISCO, CALIFORNIA. THE PROVISIONS OF THIS SUBPARAGRAPH SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT, AND THE TERMINATION OF THE OPTION AGREEMENT.

                  (l) ADVICE OF COUNSEL. THE PARTIES REPRESENT AND DECLARE TO EACH OTHER THAT THEY HAVE CAREFULLY READ THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS AND KNOW THE CONTENTS HEREOF AND THEREOF, AND THAT THEY SIGN THE SAME FREELY AND VOLUNTARILY. EACH OF THE SIGNATORIES HERETO WARRANTS AND REPRESENTS THAT THEY ARE EFFECTING THIS SETTLEMENT AND EXECUTING THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS AFTER

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HAVING RECEIVED FULL LEGAL ADVICE AS TO THEIR RESPECTIVE RIGHTS FROM THEIR
COUNSEL. THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS ARE THE PRODUCT OF NEGOTIATIONS AND PREPARATION BY AND AMONG EACH PARTY HERETO AND HIS, HER OR ITS RESPECTIVE COUNSEL. THEREFORE, THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS SHALL NOT BE DEEMED PREPARED OR DRAFTED BY ONE PARTY OR ANOTHER AND SHALL BE CONSTRUED ACCORDINGLY. EACH PARTY TO THIS AGREEMENT HEREBY CONFIRMS AND ADMITS THAT SHE, HE OR IT HAS READ AND UNDERSTANDS THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS AND THAT SHE, HE OR IT HAS BEEN FULLY ADVISED AND REPRESENTED BY COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS AND ALL NEGOTIATIONS GIVING RISE TO IT, AND THAT SHE, HE OR IT HAS FULLY DISCUSSED THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS AND THEIR TERMS, CONSEQUENCES AND RAMIFICATIONS WITH HER, HIS OR ITS RESPECTIVE COUNSEL. THE PROVISIONS OF THIS SUBPARAGRAPH SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT, AND THE TERMINATION OF THE OPTION AGREEMENT.

                  (m) Limitation of AMB's Liability. Notwithstanding anything to the contrary contained in the Termination Agreement as amended by this Agreement or in the other Original Transaction Documents as amended by the other Modification Documents, Nuvelo and Guarantor hereby agree that recovery against AMB or any AMB Parties for any breach or other action arising out of the Termination Agreement as amended by this Agreement or the Original Transaction Documents as amended by the other Modification Documents shall be limited to AMB's interest in the Property. The provisions of this subparagraph (m) shall survive any termination of this Agreement, and the termination of the Option Agreement.

                  (n) No Third Party Beneficiaries. All of the understandings, covenants, and agreements contained herein are solely for the benefit of AMB and Nuvelo and their respective successors and permitted assigns, and no other person or party is intended to be benefited, in any way, by this Agreement or the other Modification Documents. The provisions of this subparagraph (n) shall survive any termination of this Agreement, and the termination of the Option Agreement.

                  (o) Guarantor Consent. This Agreement and the other Modification Documents shall be of no force or effect unless and until accepted by the Guarantor and his spouse, who each by their signatures below consent to the transactions contemplated by this Agreement and the other Modification Documents, including without limitation, the termination of Nuvelo's Option to purchase the Property and of the Option Agreement pursuant hereto, the extension of the maturity date of the indebtedness evidenced by the Original Note and revised payment terms and other revisions to the Original Note all as set forth in the Amended and Restated Note, and the elimination of the letter of credit and other security as security for the indebtedness evidenced thereby as originally contemplated by the Option Agreement. However, in the event the Effective Date never occurs hereunder or this Agreement is of no force or effect, the Guarantor and his spouse, by their signatures below, each understand that the Amended and Restated Note and the Amended and Restated Guaranty shall be of no force or effect and the Original Note and the Original Guaranty shall remain in full force and effect and in such event, they hereby reaffirm their obligations under the Original Guaranty as if this Agreement and the other Modification Documents had never been executed. The provisions of this subparagraph (o) shall survive any termination of this Agreement and the termination of the Option Agreement, and the consummation of the other transactions contemplated hereby and by the other Modification Documents.

                  (p) No Other Modifications. Except as expressly modified or amended by this Agreement or the other Modification Documents, the provisions, conditions and terms of the Termination

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND
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Agreement shall remain unchanged and in full force and effect. In the case of any inconsistency between the provisions, conditions and terms of the Termination Agreement on the one hand, and this Agreement and the other Modification Documents on the other hand, the provisions of this Agreement and the other Modification Documents shall govern.

                  (q) Time is of the Essence. TIME IS OF THE ESSENCE with respect to all of the obligations and agreements under this Agreement and the other Modification Documents.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties have executed this Amendment of
Termination Agreement and Termination of Option Agreement on the day and year first above written.

                              AMB:

                              AMB PROPERTY, L.P., A DELAWARE LIMITED PARTNERSHIP

                              By: AMB PROPERTY CORPORATION, a Maryland
                                  corporation, its general partner

                                  By: ______________________________
                                      John L. Rossi

                                  Its: Vice President

                              NUVELO:

                              NUVELO, INC., A NEVADA CORPORATION, SUCCESSOR BY MERGER TO HYSEQ, INC., A NEVADA CORPORATION

                              By: _____________________________

                              Name: Ted W. Love, M.D.

                              Title: President and CEO

                              By: _____________________________

                              Name: Peter Garcia

                              Title: SVP and CFO

                       [SIGNATURES CONTINUE ON NEXT PAGE]

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                                             GUARANTOR:

                                             ________________________________
                                             GEORGE RATHMANN

                                             SSN #: [***]

                                             The undersigned, the wife of George
                                             Rathmann, hereby consents to the
                                             foregoing Agreement and
                                             acknowledges that such agreement
                                             and the other documents entered
                                             into by George Rathmann in
                                             connection therewith creates
                                             binding obligations of George
                                             Rathmann and the undersigned, and
                                             their individual, joint and
                                             community assets.

                                             SPOUSE OF GUARANTOR:

                                             ________________________________
                                             FRANCES JOY RATHMANN

                                             SSN #: [***]

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                                    EXHIBIT A

                             FORM OF QUITCLAIM DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Steppe, Stone & Lakey LLP
999 Baker Way, Suite 420
San Mateo, CA 94111
Attn: Sara R. Steppe

_______________________________________________________________________________
                                      Space Above This Line For Recorder's Use

                    QUITCLAIM DEED AND TERMINATION OF OPTION

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, NUVELO, INC., a Nevada corporation, successor by merger to Hyseq, Inc., a Nevada corporation ("Transferor"), hereby does remise, release, and forever quitclaim to AMB PROPERTY, L.P., a Delaware limited partnership ("Transferee"), all right, title and interest Transferor has in that certain real property located in the City of Sunnyvale, County of Santa Clara, State of California, described in attached Exhibit A and incorporated herein by reference (the "Property").

         This Quitclaim Deed and Termination of Option (this "Quitclaim Deed") is made with reference to the following facts:

         A. Transferee and Transferor executed that certain Real Property Option and Sale Agreement and Joint Escrow Instructions dated as of October 1, 2002 by and between Transferor and Transferee (the "Option Agreement"), whereby Transferee granted Transferor an option to purchase the Property (the "Option"). The Option was evidenced of record by that certain Memorandum of Option, executed by Transferee and Transferor, and recorded on title to the Property in the Official Records of the County of Santa Clara (the "Official Records") on November 18, 2002 as Document No.16622221 (the "Memorandum of Option").

         B. Transferor is the successor by merger to, and has succeeded to all of the obligations, debts and liabilities of, Hyseq, Inc., a Nevada corporation, including without limitation the rights and obligations of Hyseq, Inc. under the Option Agreement.

         C. Transferor has elected not to exercise the Option and not to purchase the Property under the Option Agreement. Accordingly, the Option has been terminated. The purpose of this Quitclaim Deed is to provide record notice of the termination of the Option.

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         NOW, THEREFORE, in consideration of the foregoing, Transferee and
Transferor hereby agree as follows:

         1. Termination of Option. The Option and Option Agreement are hereby terminated and of no further force and effect. As a result of such termination of the Option Agreement, Transferor agrees that the Memorandum of Option is of no further force and effect, that the Memorandum of Option shall be deemed removed from record title to the Property and that Transferor no longer has any claim nor holds any right, title or interest in the Property pursuant to the Option Agreement or the Memorandum of Option.

         2. Purpose of Quitclaim Deed. This Quitclaim Deed is prepared solely for the purpose of providing record notice of the termination of the Option. This Quitclaim Deed is intended to be fully consistent with the Option Agreement and shall not be deemed to modify in any way the provisions of the Option Agreement. Transferor is executing this Quitclaim Deed and authorizes Transferee to record this Quitclaim Deed in the Official Records as evidence that Transferor's right to purchase the Property pursuant to the Option Agreement is terminated, which recordation may be accomplished without any notice to Transferor or any action on the part of Transferor.

         IN WITNESS WHEREOF, Transferor has executed this instrument as of May ___, 2003.

                                    TRANSFEROR:

                                    NUVELO, INC., successor by merger to Hyseq, Inc., a Nevada corporation

                                    By: ___________________________________
                                    Name: _________________________________
                                    Title: ________________________________

                                    By: ___________________________________
                                    Name: _________________________________
                                    Title: ________________________________

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STATE OF CALIFORNIA

COUNTY OF____________________________ss.

On this ___ day of ________________ , 20__ , before me, ______________________, a Notary Public in and for the State of California, personally appeared _____________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature: _________________________________________________________

My commission expires on _____________________________________.

STATE OF CALIFORNIA

COUNTY OF______________________________________ss.

On this ___ day of ________________ , 20__ , before me, ______________________, a Notary Public in and for the State of California, personally appeared _____________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature: ___________________________________

My commission expires on _____________________________________.

                           EXHIBIT A TO QUITCLAIM DEED

                             DESCRIPTION OF PROPERTY

Real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

Parcel 6, as shown on that certain Parcel Map filed in the office of the Recorder of the County of Santa Clara, State of California on November 9, 1976, in Book 383 of Maps, page 19.

APN: 110-34-011
ARB: 110-03-062.04

                                    EXHIBIT B

                  FORM OF AMENDED AND RESTATED PROMISSORY NOTE

                      AMENDED AND RESTATED PROMISSORY NOTE

$2,600,000                                             San Francisco, California
                                                                     May 9, 2003

         The undersigned, NUVELO, INC., a Nevada corporation, successor by merger to Hyseq, Inc., a Nevada corporation ("Maker"), FOR VALUE RECEIVED, promises unconditionally to pay AMB PROPERTY, L.P., a Delaware limited partnership, or its successors or assigns ("Lender"), or to their order, the principal sum of TWO MILLION SIX HUNDRED THOUSAND DOLLARS ($2,600,000) (the "Loan") in lawful money of the United States of America, due and payable as further provided herein. This Amended and Restated Promissory Note (this "Note"), amends and restates in its entirety that certain Promissory Note dated November 1, 2002 and made by Maker, as successor in interest to Hyseq, Inc., a Nevada corporation, in favor of Lender in the original principal amount of $2,600,000 (the "Original Note"). The entire outstanding principal balance under, and all accrued and unpaid interest at the rate specified in, the Original Note shall, from and after the date of this Note, be deemed outstanding and owing by Maker to Lender under this Note.

         (a)      SECTION 1 PAYMENTS

         1.1 Maturity. The then outstanding principal balance hereunder and all charges, costs and expenses due hereunder shall be due and payable in full on May 1, 2005 (such date, subject to acceleration as provided herein, is referred to herein as the "Maturity Date").

         1.2 Interest. Interest shall be charged on the outstanding principal balance of this Note until all principal, interest and any other amounts due hereunder have been paid in full, at the fixed interest rate of eight percent (8.0%) per annum (the "Interest Rate"). Interest shall be calculated on the basis of twelve (12) thirty (30) day months, except that interest shall be calculated on the basis of the actual number of days elapsed over a 360 day year.

         1.3 Interest Payments. On the first day of each calendar month during the term of this Note, commencing as of the first calendar month following the date of this Note, Maker shall make monthly interest payments in the amount of $17,333.33 per month. The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full on the Maturity Date.

         1.4 Form of Payments. Payments hereunder shall be made in lawful money of the United States of America by wire transfer of immediately available funds, payable to the order of Lender, or to such agent for Lender, as Lender may from time to time direct.

         1.5 Application of Payments. Except as otherwise specified herein, each payment or prepayment, if any, made under this Note shall be applied to pay late charges, accrued and unpaid interest, principal, and any other fees, costs and expenses which Maker is obligated to pay under this Note, in such order as Lender may elect from time to time in its sole discretion.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

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         1.6      Tender of Payments. All payments on this Note are payable on or before 2:00 p.m. on the due date thereof, at the office of Lender, as set forth in Section 7 or by wire transfer of immediately available funds in accordance with the wiring instructions attached hereto as Exhibit A, or in accordance with such other instructions as may be provided by Lender from time to time in writing to Maker, and shall be credited on the date the funds become available lawful money of the United States of America. All sums payable to Lender which are due on a day which is not a Business Day (defined below) shall be paid on the next succeeding Business Day and such extended time shall be included in the computation of interest.

         1.7 Late Charge. In the event that any installment of interest required to be made by Maker under this Note shall not be received by Lender within five (5) days after its due date, Maker shall pay to Lender, on demand, a late charge of the lesser of (a) five percent (5%) of such delinquent payment and (b) the maximum amount permitted by law. The foregoing right is in addition to, and not in limitation of, any other rights which Lender may have upon Maker's failure to make timely payment of any amount due hereunder.

         1.8 No Deductions from Payments of Principal and Interest. All payments of principal and interest under this Note shall be made without deduction from or in respect of any present or future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by Maker (other than taxation of the overall net income of Lender). Maker will pay the amounts necessary such that the gross amount of the principal and interest received by Lender is not less than that required by this Note. If Maker shall be required by law to deduct any such amounts (other than taxation of the overall net income of Lender) from or in respect of any principal or interest payment under this Note, then (a) the sum payable to Lender shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this provision) Lender receives an amount equal to the sum it would have received had no deductions been made, (b) Maker shall make such deductions, and (c) Maker shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. All stamp and documentary taxes shall be paid by Maker. If, notwithstanding the foregoing, Lender pays such taxes, Maker shall immediately reimburse Lender for the amount paid.

         SECTION 2 DEFAULT

         2.2 Event of Default. An "Event of Default" shall occur hereunder in the event that:

                  2.1.1 Maker shall fail to make the full and punctual payment of any monthly amount due under Section 1 of this Note, which failure is not cured within five (5) days after the date due hereunder; or

                  2.1.2 Maker shall fail to pay the entire outstanding principal balance hereunder on the date when due, whether on the Maturity Date, upon acceleration or otherwise; or

                  2.1.3 Maker shall fail to make the full and punctual payment of any costs and expenses due hereunder or any other sum of money required to be paid hereunder (other than any payment described in Section 2.1.1 or 2.2.2), which failure is not cured on or before the tenth (10th) day after written notice from Lender to Maker; or

                  2.1.4 Maker shall (i) become insolvent, (ii) make a transfer in fraud of creditors, (iii) make an assignment for the benefit of its creditors, or (iv) admit in writing its inability to pay its debts as they become due; or

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

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

                  2.1.5 any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or any other proceedings for the relief of debtors, is instituted by or against Maker, and, if instituted against Maker, is allowed, consented to, or not dismissed within the earlier to occur of (i) ninety (90) days after such institution or (ii) the filing of an order for relief; or

                  2.1.6 Maker shall cause or permit any default to occur under the Conditional Lease Termination Agreement dated as of October 1, 2002 by and among Maker, Lender and George Rathmann, an individual, as amended by the Amendment of Termination Agreement and Termination of Option Agreement dated on or about the date hereof (the "Amendment") (as so amended, the "Termination Agreement") or any other Modification Documents (as defined in the Amendment); or

                  2.1.7 any default, repudiation or attempted repudiation by George Rathmann, an individual ("Guarantor"), under that certain Amended and Restated Guaranty dated on or about the date hereof and made by Guarantor in favor of Lender; or

                  2.1.8    the occurrence of any of the events specified in
Section 2.1.4 or 2.1.5 as to Guarantor.

         2.2 Acceleration. Lender may, at its option exercisable in its sole and absolute discretion by notice to Maker at any time following the occurrence of an Event of Default, declare immediately due and payable the entire principal amount outstanding hereunder together with all interest and other amounts due hereunder.

         2.3 Remedies. The remedies of Lender as provided herein and in the other Modification Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur. The failure at any time to exercise any right or remedy shall not constitute a waiver of the right to exercise the right or remedy at any other time.

         SECTION 3 DEFAULT RATE

         From and after the occurrence of an Event of Default hereunder, overdue payments of principal, interest and charges, costs and expenses hereunder shall bear interest, from the date the same became due and payable, at a rate (the "Default Rate") equal to the lesser of (a) the maximum rate allowed by the law or (b) five percent (5%) plus the greater of (i) the Interest Rate or (ii) the prime rate (for corporate loans at large United States money center commercial banks) published in the Wall Street Journal on the first Business Day of the month in which the Event of Default occurs or continues and on the first Business Day of every month thereafter. The foregoing right is in addition to, and not in limitation of, any other rights which Lender may have upon Maker's failure to make timely payment of any amount due hereunder. The term "Business Day" shall mean any day which is not a Saturday, Sunday, or federal legal holiday, or a day on which commercial banks are not authorized or required by law to close in the State of California.

         SECTION 4 PREPAYMENT

         Maker may make any prepayment of the outstanding principal balance of this Note, in whole or in part, before the Maturity Date without premium penalty or fee.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

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         SECTION 5 WAIVER

         Maker shall pay to Lender all sums owing under this Note without deduction, offset or counterclaim of any kind. Maker waives presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; and diligence on taking any action to collect any sums owing under this Note. Presentation for payment, demand, notice of dishonor, protest, and notice of protest, stay of execution and all other suretyship defenses to payment generally are hereby waived by Maker. No extension or indulgence or release of collateral granted from time to time shall be construed as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of the rights of Lender herein. Maker acknowledges that the provisions of California Civil Code Section 2924(i) are not applicable to this Note and expressly waives any rights thereunder.

         SECTION 6 GOVERNING LAW; USURY SAVINGS CLAUSE

         3. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE APPLICATION OF CHOICE OF LAW PRINCIPLES, AND MAKER HEREBY CONSENTS TO THE PERSONAL JURISDICTION OF ANY STATE COURTS OF THE STATE OF CALIFORNIA AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA HAVING VENUE IN SAN FRANCISCO, CALIFORNIA, AND ALSO TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA OR FEDERAL LAW, IN ANY ACTION THAT MAY BE COMMENCED BY LENDER TO ENFORCE ITS RIGHTS HEREUNDER. IF ANY PROVISION OF THIS NOTE IS HELD TO BE INVALID OR UNENFORCEABLE BY A COURT OF COMPETENT JURISDICTION, THE OTHER PROVISIONS OF THIS NOTE SHALL REMAIN IN FULL FORCE AND EFFECT. SUBJECT TO THE PRECEDING TWO SENTENCES, IT IS THE EXPRESS INTENTION OF MAKER AND LENDER TO CONFORM STRICTLY TO ANY APPLICABLE USURY LAWS. ACCORDINGLY, ALL AGREEMENTS BETWEEN MAKER AND LENDER, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER WRITTEN OR ORAL, ARE HEREBY EXPRESSLY LIMITED SO THAT IN NO CONTINGENCY OR EVENT WHATSOEVER, WHETHER BY REASON OF ACCELERATION OF THE MATURITY OF THIS NOTE OR OTHERWISE, SHALL THE AMOUNT PAID OR AGREED TO BE PAID TO LENDER OR THE HOLDER OF THIS NOTE FOR THE USE, FORBEARANCE OR DETENTION OF THE MONEY LOANED PURSUANT HERETO OR OTHERWISE, OR FOR THE PAYMENT OR PERFORMANCE OF ANY COVENANT OR OBLIGATION CONTAINED HEREIN OR IN ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, EXCEED THE MAXIMUM AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY CIRCUMSTANCE OR CONTINGENCY WHATSOEVER, FULFILLMENT OF ANY PROVISION HEREOF OR OF ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, AT THE TIME PERFORMANCE OF SUCH PROVISION SHALL BE DUE, SHALL INVOLVE TRANSCENDING THE LIMIT OF VALIDITY PRESCRIBED BY LAW, THEN, IPSO FACTO, THE OBLIGATION TO BE FULFILLED SHALL BE REDUCED TO THE LIMIT OF SUCH VALIDITY, AND IF FROM ANY SUCH CIRCUMSTANCE OR CONTINGENCY LENDER SHALL EVER RECEIVE AS INTEREST OR OTHERWISE AN AMOUNT WHICH WOULD EXCEED THE MAXIMUM RATE OF INTEREST PERMITTED BY APPLICABLE LAW, THE AMOUNT OF SUCH EXCESS SHALL BE APPLIED TO A REDUCTION OF THE INDEBTEDNESS EVIDENCED BY THIS NOTE, AND NOT TO THE PAYMENT OF INTEREST, AND IF SUCH EXCESSIVE INTEREST EXCEEDS SUCH INDEBTEDNESS, THE AMOUNT OF SUCH EXCESSIVE INTEREST SHALL BE REFUNDED TO MAKER. IF AT ANY TIME THIS NOTE PRESCRIBES A RATE OF INTEREST IN EXCESS OF THE MAXIMUM RATE PERMITTED BY LAW, ALL SUMS PAID OR AGREED TO BE PAID TO

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

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LENDER FOR THE USE, FORBEARANCE OR DETENTION OF THE MONEY LOANED PURSUANT TO
THIS NOTE SHALL BE AMORTIZED, PRORATED, ALLOCATED AND SPREAD THROUGHOUT THE FULL TERM OF SUCH INDEBTEDNESS UNTIL PAYMENT IN FULL, SO THAT THE ACTUAL RATE OF INTEREST ON ACCOUNT OF SUCH INDEBTEDNESS IS UNIFORM THROUGHOUT THE TERM HEREOF. ANY PREPAYMENT OF THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN MADE PURSUANT TO THE FOREGOING PROVISIONS SHALL BE WITHOUT ANY PREPAYMENT PENALTY OR PREMIUM.

         SECTION 7 NOTICES

         Any notice, election, communication, request, approval or other document or demand required or permitted under this Note shall be in writing to the respective addresses set forth below and may be delivered by personal delivery, facsimile transmission during the normal business hours of the recipient, an overnight delivery service, or U.S. mail sent certified with return receipt requested. Notices are effective on the earlier of the date received, the date of the delivery receipt (including the case of notice by facsimile), or the third day after postmark, as applicable.

         (a)      To Maker, as follows:      Nuvelo, Inc.
                                             675 Almanor Avenue
                                             Sunnyvale, California 94085
                                             Attn.: Peter S. Garcia
                                             Tel: [***]
                                             Fax: [***]

         (b)      To Lender, as follows:     AMB Property, L.P.
                                             Pier 1, Bay 1
                                             San Francisco, California 94111
                                             Attn.: John L. Rossi
                                             Tel: [***]
                                             Fax: [***]

         Either party may, from time to time, change the address at which such written notices or elections, communications, requests or other documents or demands are to be mailed, by giving the other party written notice of such change, addressed in the manner hereinabove provided.

         SECTION 8 MISCELLANEOUS

         8.1      Costs of Collection; Attorneys' and Consultants' Fees. If this
Note is referred to an attorney for the collection of any sum payable hereunder, or to defend or enforce any of Lender's rights hereunder, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, Maker agrees to pay to Lender immediately upon demand, all costs and expenses incurred by Lender in connection therewith (including reasonable attorneys' fees and costs, and costs of any experts or other consultants' fees), and in addition to all such costs and expenses, interest thereon from the date of such demand until paid at the Default Rate.

         8.2 Modification. Neither this Note nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

                                       5

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         8.3      Successors. As used herein, the terms "Maker" and "Lender"
shall be deemed to include their respective successors and assigns whether by voluntary action of the parties or by operation of law. All of the rights, privileges and obligations hereof shall inure to the benefit of and bind any such successors and assigns. Notwithstanding the foregoing, Maker's obligations and liability under this Note may not be assigned or transferred in whole or in part without the prior written consent of Lender, which consent may be withheld in Lender's sole discretion.

         8.4 No Waiver. No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note shall constitute a waiver of any breach, Event of Default or failure of condition under this Note. A waiver of any term of this Note must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

         8.5 TRIAL BY JURY WAIVER. TO THE EXTENT PERMITTED BY LAW, EACH OF MAKER AND (BY LENDER'S ACCEPTANCE HEREOF) LENDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF MAKER AND LENDER WITH RESPECT TO THIS NOTE OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF MAKER AND LENDER HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF MAKER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         (a) 8.6 Severability. Every provision of this Note is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such provision shall be adjusted, rather than voided, if possible, to achieve the intent of the parties to the maximum extent possible; provided that such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain in full force and effect and shall be liberally construed in favor of Lender.

         (b) 8.7 Replacement Note. Upon receipt by Maker of written notice from Lender of the loss, theft, destruction or mutilation of this Note, Maker will execute and deliver to Lender, in lieu thereof, a replacement note in identical form to this Note and dated as of the date of this Note; provided that Lender shall indemnify Maker from and against any loss Maker may incur as a result of Lender's having endorsed the original note to a third party (but not to exceed the total monetary payments received by Lender with respect to the Loan from and after the delivery of the replacement note) pursuant to a written indemnification agreement acceptable to Lender and Maker. Upon delivery to Lender of such replacement note, all references to this Note in the Guaranty and any of the other Modification Documents shall be deemed to be references to such replacement note.

         (c) 8.8 Time of Essence. TIME IS OF THE ESSENCE with respect to all of the obligations and agreements under this Note.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND
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         (d)      8.9 Maker's Representations and Warranties. Maker hereby
represents and warrants to Lender as follows:

                  8.9.1 Maker is duly formed, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in and in good standing under the laws of the State of California.

                  8.9.2 Maker (a) is the successor by merger to, and has succeeded to all of the obligations, debts and liabilities of, Hyseq, Inc., a Nevada corporation, including without limitation the obligations of Hyseq, Inc. under the Original Note; and (b) has not made any direct or indirect (whether by operation of law or otherwise) disposition, assignment, sublease, conveyance or other transfer of the its obligations under the Original Transaction Documents (as defined in the Termination Agreement), as amended by the Modification Documents.

                  8.9.3 Maker has the power and authority to enter into this Note. Maker's representatives are duly authorized to execute and deliver this Note on behalf of Maker and to generally perform Maker's obligations hereunder. This Note does not violate any provision of any agreement or judicial order to which Maker is a party or to which maker is subject.

                  8.9.4 Maker has not (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Maker's creditors, (c) suffered the appointment of a receiver to take possession of all, or substantially all, of Maker's assets, (d) suffered the attachment or other judicial seizure of all, or substantially all, of Maker's assets, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.

         SECTION 9: SALE; ASSIGNMENT

         Maker acknowledges that Lender shall have the right in its sole and absolute discretion during the term of the Loan (i) to sell and assign all or any portion of the Loan or participation interests in the Loan or (ii) to effect a so-called securitization of the Loan, in each instance in such manner and on such terms and conditions as Lender shall deem to be appropriate. Maker shall cooperate, and shall cause each guarantor, indemnitor and other person associated or connected with the Loan or the security therefor to cooperate, in all reasonable respects with Lender, at Lender's expense, in connection with such sale, assignment, participation or securitization, and shall, in connection therewith, execute and deliver such estoppel certificates, instruments, documents and opinions of counsel as may be reasonably requested by Lender; provided that in no event shall any such certificates, instruments and documents materially modify any of the terms or provisions of this Note or otherwise increase Maker's obligations or liability hereunder other than in an immaterial, non-economic manner which is reasonably necessary to effect the sale, assignment or securitization. Maker grants to Lender, and shall cause each guarantor, indemnitor and other person associated or connected with the Loan or the security therefor to grant to Lender, the right to distribute on a confidential basis financial and other information concerning Maker, each such guarantor, indemnitor and other person and other pertinent information with respect to the Loan, to any person who has indicated to Lender an interest in entering into such sale, assignment or securitization of the Loan and to any rating agency or consultant engaged in connection therewith. If Maker shall default in the performance of its obligations under this Section 9, and if such default shall not be remedied by Maker within ten (10) days after notice by Lender, Lender shall have the right in its discretion, without further notice or demand, to declare the Loan immediately due and payable.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL
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                            [SIGNATURE PAGE FOLLOWS]

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

                                       8

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         IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered as of the date first set forth above.

                                    MAKER:

                                    NUVELO, INC., a Nevada corporation,
                                    successor by merger to Hyseq, Inc.

                                    By:_________________________________
                                    Name: ______________________________
                                    Title:______________________________

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL
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                                       9

                                    EXHIBIT A

                               WIRING INSTRUCTIONS

                                      [***]

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

                                    EXHIBIT C

                      FORM OF AMENDED AND RESTATED GUARANTY

                          AMENDED AND RESTATED GUARANTY

         THIS AMENDED AND RESTATED GUARANTY ("Guaranty") is made as of May 9, 2003 by GEORGE RATHMANN, an individual ("Guarantor"), in favor of AMB PROPERTY, L.P., a Delaware limited partnership ("Lender").

                                 R E C I T A L S

         A. Lender, as landlord, and Nuvelo, Inc., a Nevada corporation, successor in interest to Hyseq, Inc., a Nevada corporation ("Borrower"), as tenant, were parties to that certain lease dated as of June 23, 2000 (the "Original Lease"), which Original Lease has been previously amended by that certain First Amendment to Lease Agreement dated December 14, 2000 (collectively, the "Lease") relating to certain real property and improvements located at 225, 249 and 257 Humboldt Court, Sunnyvale, California (the "Property"), all as more particularly described in the Lease.

         B. Pursuant to that certain Termination Agreement dated as of October 1, 2002 by and among Borrower, Lender and Guarantor (the "Termination Agreement"), Lender and Borrower terminated the Lease.

         C. In connection with the Termination Agreement, Lender and Borrower also entered into that certain Real Property Option and Sale Agreement and Joint Escrow Instructions dated as of October 1, 2002 (the "Option Agreement") pursuant to which Lender granted to Borrower an option to purchase the Property on the terms and conditions contained in the Option Agreement (the "Option"). Borrower also executed, among other things, a Promissory Note dated November 1, 2002 (the "Original Note") in the principal amount of $2,600,000 in favor of Lender. Guarantor also executed a guaranty ("Original Guaranty") of Borrower's obligations under the Original Note.

         D. Borrower has elected not to exercise the Option, and Lender, Borrower and Guarantor have entered into that certain Amendment of Termination Agreement and Termination of Option Agreement dated on or about the date hereof (the "Amendment to Termination Agreement"), whereby the parties have agreed, among other things, to terminate the Option and the Option Agreement, and to amend and restate the Original Note in its entirety in order to extend the maturity date of the Original Note and to amend the payment terms required thereunder.

         E. Pursuant to the Amendment to Termination Agreement, Borrower has executed or will execute in favor of Lender an Amended and Restated Promissory Note dated on or about the date hereof (the "Note") in the original principal amount of Two Million Six Hundred Thousand Dollars ($2,600,000). The Note amends and restates in its entirety the Original Note. The Note, the Termination Agreement, as amended by the Amendment to Termination Agreement, and the other Modification Documents (as defined in the Amendment to Termination Agreement) are collectively referred to herein as the "Transaction Documents".

         F. This Guaranty amends and restates in its entirety the Original Guaranty.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

         THEREFORE, to induce Lender to enter into the Transaction Documents, and in consideration thereof, the Original Guaranty is hereby amended and restated in its entirety by this Guaranty and Guarantor unconditionally guarantees and agrees as follows:

         1. GUARANTY. Guarantor hereby guarantees and promises to pay to Lender or order, on demand, in lawful money of the United States, in immediately available funds, the principal amount of the Note, together with all accrued interest, fees and charges on the entire principal amount of the Note. The obligations of Borrower to Lender described in this Section 1 are sometimes referred to herein as the "Obligations."

         2. REMEDIES. If Guarantor fails to promptly perform its obligations under this Guaranty, Lender may from time to time, and without first requiring performance by Borrower, bring any action at law or in equity or both to compel Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Lender as a direct or indirect consequence of the failure of Guarantor to perform its obligations together with interest thereon at the default rate of interest applicable to the principal balance of the Note, as specified therein.

         3. RIGHTS OF LENDER. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor's consent and without affecting the liability of Guarantor, from time to time to: (a) declare all sums owing to Lender under the Note due and payable upon the occurrence of an Event of Default (as defined in the Note); (b) take and hold security for the performance of Borrower's obligations under the Note or the other Transaction Documents and exchange, enforce, waive and release any such security; (c) make extensions in the dates specified for payments of any sums payable in periodic installments under the Note or any other Transaction Document; (d) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (e) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower's obligations under the Note or the other Transaction Documents; (f) except as expressly directed by Borrower in writing to Lender with respect to particular payments, apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; (g) assign this Guaranty in whole or in part; and (h) assign, transfer or negotiate all or any part of the indebtedness guaranteed by this Guaranty.

         4. GUARANTOR'S WAIVERS. Guarantor waives: (a) any defense based upon the death, incapacity, lack of authority or termination of existence of, or revocation hereof by, any person or entity, or the substitution of any party hereto, or any legal disability or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Note or any of the other Transaction Documents; (b) any defense based upon any lack of authority of the officers, directors, shareholders or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower; (c) any and all rights and defenses arising out of an election of remedies by Lender;
(d) any defense based upon Lender's or Borrower's failure to disclose to Guarantor any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to pay all sums payable under the Note or any of the other Transaction Documents; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (f) any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (g) any defense based upon any borrowing or any grant of a security interest under
Section 364 of the Federal Bankruptcy Code; (h) any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Transaction Documents now

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

or hereafter held by Lender; (i) presentment, demand, protest and notice of any kind; and (j) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof. Without limiting the generality of the foregoing or any other provision hereof, Guarantor further expressly waives for the period in which any of the Obligations remain outstanding any and all rights and defenses which might otherwise be available to Guarantor under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or any of such sections. Finally, Guarantor agrees that the performance of any act or any payment which tolls any statute of limitations applicable to the Note or any of the Transaction Documents shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder.

         5. GUARANTOR'S WARRANTIES. Guarantor warrants and acknowledges that:
(a) Lender would not enter into the Transaction Documents but for this Guaranty;
(b) there are no conditions precedent to the effectiveness of this Guaranty; (c) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition and the status of Borrower's performance of obligations under the Transaction Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder and Lender has made no representation to Guarantor as to any such matters; (d) the most recent financial statements of Guarantor previously delivered to Lender are true and correct in all material respects, and fairly present the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor's assets; (f) Guarantor has the capacity and is legally competent to enter into this Guaranty and the other Transaction Documents to which Guarantor is a party; (g) Borrower is the successor by merger to, and has succeeded to all of the obligations, debts and liabilities of, Hyseq, Inc., a Nevada corporation, including without limitation the obligations of Hyseq, Inc. under the Original Transaction Documents (as defined in the Amendment to Termination Agreement); (h) Guarantor has not made any direct or indirect (whether by operation of law or otherwise) disposition, assignment, sublease, conveyance or other transfer of its obligations under the Original Transaction Documents; (i) this Guaranty and the other Transaction Documents to which Guarantor is a party are legal, valid and binding upon Guarantor, and are enforceable in accordance with their terms; (j) Guarantor will benefit from the transactions contemplated hereunder and under the other Transaction Documents; and (k) Guarantor has not done and is not contemplating taking any of the following actions: (i) making a general assignment for the benefit of creditors; (ii) filing any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (iii) suffering the appointment of a receiver to take possession of all, or substantially, all of its assets; (iv) suffering the attachment or other judicial seizure of all, or substantially all, of its assets; (v) admitting in writing to its inability to pay its debts as they become due; or (vi) making an offer of settlement, extension or composition to its creditors generally.

         6. SUBORDINATION. Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the Obligations. Upon the occurrence of an Event of Default (as defined in the Note), Guarantor agrees to make no claim for such indebtedness until all Obligations have been fully satisfied. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and the assignee acknowledges to Lender in writing that such indebtedness is subordinated to the Obligations to the same extent as provided under the terms of this Guaranty. Upon the occurrence of an Event of Default, any payment received by Guarantor on account of such indebtedness shall be held in trust by Guarantor for Lender, and forthwith paid over to Lender, until such time as the Obligations have been satisfied in full.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

         7. BANKRUPTCY OF BORROWER. In any bankruptcy or other proceeding occurring during the period in which any of the Obligations remain outstanding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim unless and until the Obligations have been satisfied in full and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions; provided, however, Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery,
(b) full payment and performance of all of the indebtedness and obligations evidenced by the Transaction Documents, or (c) Lender's surrender or cancellation or exoneration of this Guaranty.

         8. ADDITIONAL, INDEPENDENT AND UNSECURED OBLIGATIONS. This Guaranty is a continuing guaranty of payment and not of collection and cannot be revoked by Guarantor and shall continue to be effective with respect to any indebtedness referenced in Section 1 hereof arising or created after any attempted revocation hereof or after the death of Guarantor, in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs. The obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower under the Note and the other Transaction Documents. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action. This Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

         9. ATTORNEYS' FEES; ENFORCEMENT. If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty or the Note, or as a consequence of any default under the Note or this Guaranty with or without the filing of any legal action or proceeding, Guarantor shall pay to Lender, immediately upon demand all reasonable attorneys' fees and costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the default rate of interest applicable to the principal balance of the Note as specified therein.

         10. RULES OF CONSTRUCTION. The word "Borrower" as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligation of the named Borrower under the Note and the other Transaction Documents. The term "person" as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term "Guarantor" shall include all such persons. When the context and construction so require, all words used

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

         11. CREDIT REPORTS. Each legal entity and individual obligated under and executing this Guaranty hereby authorizes Lender to order and obtain from time to time, from a credit reporting agency of Lender's choice, a third party credit report on such legal entity and individual.

         12. GOVERNING LAW. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent preempted by federal laws. Guarantor and all persons and entities in any manner obligated to Lender under this Guaranty consent to the jurisdiction of any federal or state court within the State of California having venue in San Francisco, California, and also consent to service of process by any means authorized by California or federal law.

         13. MISCELLANEOUS. The provisions of this Guaranty will bind and benefit the estate heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantor and Lender. The liability of all persons and entities who are in any manner obligated hereunder shall be joint and several. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

         14. ENFORCEABILITY. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, and
(b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Lender's consideration for entering into the transactions contemplated by the Transaction Documents, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has sought and received legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and
(iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction and the Transaction Documents in material reliance upon the presumed full enforceability hereof and thereof.

         15. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS GUARANTY, AND BY ITS ACCEPTANCE HEREOF, LENDER, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION HEREOF OR THEREOF OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY AND LENDER HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS GUARANTY AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO AND LENDER CONSENTS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT WITHIN THE STATE OF CALIFORNIA HAVING VENUE IN SAN FRANCISCO, CALIFORNIA.

                            [SIGNATURE PAGE FOLLOWS]

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date appearing on the first page of this Guaranty.

                                    GUARANTOR:

                                    By: _________________________________
                                        George Rathmann, an individual

                                    SSN: ________________________________

                                    c/o Nuvelo, Inc.
                                    675 Almanor Avenue
                                    Sunnyvale, CA 94085
                                    Tel: [***]
                                    Fax: [***]

                                    APPROVED AS TO FORM:

                                    __________________________________________
                                    Alan D. Smith, Attorney for Guarantor
                                    Perkins Coie LLP
                                    1201 Third Avenue, 40th Floor
                                    Seattle, Washington, 98101
                                    Tel: [***]
                                    Fax: [***]

CONSENT OF SPOUSE:

         The undersigned, the wife of George Rathmann, hereby consents to the foregoing Guaranty and acknowledges that such Guaranty creates binding obligations on George Rathmann and the undersigned, and of their individual, joint and community assets.

By: _______________________________
         Frances Joy Rathmann

SSN: ______________________________

c/o Nuvelo, Inc.
675 Almanor Avenue
Sunnyvale, CA 94085
Tel: [***]
Fax: [***]

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

                                    EXHIBIT D

                       ATTACH FORM OF ADDITIONAL WARRANTS

                                    EXHIBIT E

                               REPAIR OBLIGATIONS

Nuvelo shall perform the following Work in the Premises in accordance with this Exhibit E and Paragraph 6 of the attached Agreement.

1. Fill in holes and penetrations in concrete flooring which shall be doweled to prevent ripping and shall be adequately tied into the existing structural components of the building.

2.   Rebuild and replace all bathroom cores.

3. Restore lighting distribution system and replace lighting fixtures, sufficient to create a minimally acceptable illuminating level compatible with the square footage of the Premises.

4.   See additional highlighted items on SCHEDULE 1 attached hereto.

         The Work shall be performed in a good and workmanlike manner, in accordance with industry standards, by reputable contractors and subcontractors reasonably acceptable to AMB who are licensed in California and who are bonded pursuant to a surety bond in form and issued by a surety acceptable to AMB, in an amount equal to not less than 150% of the total estimated cost of the work, and in a manner so as not to unreasonably interfere with other tenants in the building (if any) and otherwise reasonably acceptable to AMB.

         All contractors performing any portion of the Work shall maintain Commercial General Liability insurance covering bodily injury and property damage liability occurring in or about the Premises and arising out of performance of the Work. Such insurance shall have a minimum combined single limit of liability of at least Three Million Dollars ($3,000,000) and shall name AMB and AMB Property Corporation and AMB Property Capital Partners as an additional insured.

         AMB shall provide Nuvelo and Nuvelo's contractors reasonable access to the Premises to perform the Work during the applicable time period for performing the Work specified in Paragraph 6 of this Agreement. Such access shall be during hours reasonably determined by AMB and in accordance with rules and regulations as may be reasonably established by AMB and modified by AMB from time to time.

         Nuvelo hereby acknowledges that the use of the Premises by Nuvelo and Nuvelo's employees, agents and contractors who perform the Work shall be at their own risk and Nuvelo shall indemnify, defend by counsel reasonably acceptable to AMB, protect and hold AMB and all other AMB Parties (as defined in the Agreement) harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses, including, without limitation, reasonable attorneys' fees and other professional fees, which may be imposed upon, incurred by, or asserted against AMB or any AMB Parties and arising out of or in connection with any damage or injury occurring in connection with the Work.

         Nuvelo agrees to provide 10 days' written notice to AMB prior to commencement of any portion of the Work to enable AMB to file a Notice of Non-Responsibility with respect to the Work.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

                             SCHEDULE 1 TO EXHIBIT E
                     ADDITIONAL REPAIR AND RESTORATION ITEMS

                              SEE HIGHLIGHTED ITEMS

                                                                                       SUITE AREA:                    34,160
                                                                                       BUILDING AREA:
                                                                                                             11,060 & 23,100
----------------------------------------------------------------------------------------------------------------------------
            ACTIVITY             QUANTITY   UNIT    UNIT PRICE    COST      BUDGET       BUYOUT         SUBCONTRACTOR'
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
           DEMOLITION                                                     $12,500.00     $0.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INCLUDING HVAC UNTIS, PIPING,
CONCRETE, ETC.
----------------------------------------------------------------------------------------------------------------------------
                                      1     L/S          12500   12,500
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           RELOCATION                                                     $     0.00     $0.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RELOCATED DOORS/FRAMES                0     L/S            250        0
----------------------------------------------------------------------------------------------------------------------------
RELOCATE LIGHT FIXTURES               0     L/S             85        0
----------------------------------------------------------------------------------------------------------------------------
RELOCATE CABINETS                     0     L/S              0        0
----------------------------------------------------------------------------------------------------------------------------
RELOCATE ELECT. PANELS                0     L/S              0        0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
        FRAMING/SKYLIGHT                                                  $79,550.00     $0.00
----------------------------------------------------------------------------------------------------------------------------
FRAMING FOR BI-FOLD DOOR              0     L/S            750        0
----------------------------------------------------------------------------------------------------------------------------
SEISMIC WORK TO BE FINISHED           1     ALLOW        25000   25,000
----------------------------------------------------------------------------------------------------------------------------
FRAMING & SHEATHING (STUCCO)          0     L/S           3500        0
----------------------------------------------------------------------------------------------------------------------------
ROOF REPAIRS @ OLD HVAC UNITS         1     L/S           9800    9,800
----------------------------------------------------------------------------------------------------------------------------
ROOF FRAMING @ OLD HVAC               1     L/S           8750    8,750
----------------------------------------------------------------------------------------------------------------------------
ROOF REPAIRS @ HVAC UNIT             10     EA.            900    9,000
----------------------------------------------------------------------------------------------------------------------------
SKYLIGHTS (4' X 6')                   0     EA.            820        0
----------------------------------------------------------------------------------------------------------------------------
HVAC ROOF FRAMING (NEW)              10     EA.           2700   27,000
----------------------------------------------------------------------------------------------------------------------------
              WALLS                                                       $17,750.00     $0.00
----------------------------------------------------------------------------------------------------------------------------
SHEET ROCK PERIMETER WALLS            0     L.F.            15        0
----------------------------------------------------------------------------------------------------------------------------
UNDER GRID WALLS TO 10' HIGH          0     L.F.            50        0
----------------------------------------------------------------------------------------------------------------------------
FULL HEIGHT WALLS 10' HIGH          210     L.F.            65   13,650
----------------------------------------------------------------------------------------------------------------------------
PLUMBING WALL                        30     L.F.            45    1,350
----------------------------------------------------------------------------------------------------------------------------
CORRIDOR WALLS                        0     L.F.            50        0
----------------------------------------------------------------------------------------------------------------------------
INSULATION (R 11)                  2500     SF             0.5    1,250
----------------------------------------------------------------------------------------------------------------------------
REPAIR'S AT DEMOLITION               10     EA.            150    1,500
----------------------------------------------------------------------------------------------------------------------------
PROJ. SCREEN WALL                     0     L.F.            45        0
----------------------------------------------------------------------------------------------------------------------------
RELOCATE PHONE BOARD                  0     LOT             85        0
----------------------------------------------------------------------------------------------------------------------------
GLASS WALLS (SPECIAL)                 0     SF               0        0
----------------------------------------------------------------------------------------------------------------------------
PROJECTION SCREEN SUPPORTS            0     E.A.           150        0
----------------------------------------------------------------------------------------------------------------------------
                                      0     E.A.             0        0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
       DOORS AND HARDWARE                                                 $ 6,800.00     $0.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INTERIOR DOOR'S (3'-0' X 7'0')        8     EA.            675    5,400
----------------------------------------------------------------------------------------------------------------------------

INTERIOR DOOR'S (6'0 X 7'0")          0   EA.      1100         0
---------------------------------------------------------------------------------------------------------------------
STD. CORRIDOR (FIRE RATED)            0   EA        650         0
---------------------------------------------------------------------------------------------------------------------
SLIDING POCKET DOOR                   0   ALLOW    2750         0
---------------------------------------------------------------------------------------------------------------------
NEW DOCK DOORS 10' X 10'              0   LOT       250         0
---------------------------------------------------------------------------------------------------------------------
NEW DRIVE DOORS 12' X 15'             0   PR.      2010         0
---------------------------------------------------------------------------------------------------------------------
BY-FOLD DOORS                         0   EA.      1100         0
---------------------------------------------------------------------------------------------------------------------
CLOSERS                               8   EA.       175     1,400
---------------------------------------------------------------------------------------------------------------------
NEW GLASS ENTRY DOORS
(3' x 7')                             0   EA.      1500         0
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        GLASS AND GLAZING                                           $     0.00   $0.00
---------------------------------------------------------------------------------------------------------------------
FIXED GLASS (6'-0" X 4'-0")           0   S.F.       18         0
---------------------------------------------------------------------------------------------------------------------
STORE FRONT GLASS                     0   S.F.       18         0
---------------------------------------------------------------------------------------------------------------------
PASS THRU WINDOWS                     0   EA.       400         0
---------------------------------------------------------------------------------------------------------------------
INTERIOR SIDE LIGHTS                  0   S.F.       22         0
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
           ELECTRICAL                                               $59,895.00   $0.00
---------------------------------------------------------------------------------------------------------------------
STD FIXTURES (2' X 4')                0   EA.       235         0
---------------------------------------------------------------------------------------------------------------------
DUPLEX OUTLETS (120 VOLT)            16   EA.        95     1,520
---------------------------------------------------------------------------------------------------------------------
PHONE OUTLETS (PULL STRING)           0   EA.        30         0
---------------------------------------------------------------------------------------------------------------------
SINGLE SWITCHES                       4   EA.        90       360
---------------------------------------------------------------------------------------------------------------------
EXIT LIGHTS                           9   EA.       200     1,800
---------------------------------------------------------------------------------------------------------------------
SEPARATE CKTS. (120 VOLT)             7   EA.       225     1,575
---------------------------------------------------------------------------------------------------------------------
SEPARATE CKTS. (220 VOLT)             2   EA.       275       550
---------------------------------------------------------------------------------------------------------------------
SUBFEED PANEL (120/208)               2   EA.       750     1,500
---------------------------------------------------------------------------------------------------------------------
HVAC HOOK UPS                        10   EA.       390     3,900
---------------------------------------------------------------------------------------------------------------------
EXHAUST FAN HOOK UPS                  4   EA.       200       800
---------------------------------------------------------------------------------------------------------------------
WATER HEATER CONNECTIONS
                                      2   EA.       120       240
---------------------------------------------------------------------------------------------------------------------
INCANDESCENT LIGHT FIXTURES
                                      4   EA.       175       700
---------------------------------------------------------------------------------------------------------------------
400 AMP FEEDER'S (480 L.F.)           2   EA.     17800    35,600
---------------------------------------------------------------------------------------------------------------------
SUBFEED PANEL (277/480)               2   EA.      1400     2,800
---------------------------------------------------------------------------------------------------------------------
TRANSFORMERS                          2   EA.      2250     4,500
---------------------------------------------------------------------------------------------------------------------
MOTION SENSOR                         0   EA.       225         0
---------------------------------------------------------------------------------------------------------------------
WAREHOUSE LIGHTING (H-BAY)            9   EA.       450     4,050
---------------------------------------------------------------------------------------------------------------------
             CEILING                                                $22,722.40   $0.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ACCOUSTICAL (2' X 4') T-BAR           0   SF.      2.65         0
---------------------------------------------------------------------------------------------------------------------
DRYWALL CEILING                     480   SF.      5.35     2,568
---------------------------------------------------------------------------------------------------------------------
INSULATION (R-19) (FSK FLAME)     34160   SF.      0.59   20154.4
---------------------------------------------------------------------------------------------------------------------
ACCOUSTICAL (2' X 2')                 0   SF.       2.6         0
---------------------------------------------------------------------------------------------------------------------
VAULTED CEILING                       0   SF.      3.75         0
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
            PLUMBING                                                $64,550.00   $0.00
---------------------------------------------------------------------------------------------------------------------
TOILET PARTITIONS                     4   RMS.      450     1,800
---------------------------------------------------------------------------------------------------------------------
ROUGH-INS                            19   EA.      1450    27,550
---------------------------------------------------------------------------------------------------------------------
SINKS/LAVS (KITCHEN/TOILET RM)       12   EA.       375      4500
---------------------------------------------------------------------------------------------------------------------
URINALS                               2   EA.       175       350
---------------------------------------------------------------------------------------------------------------------
WATER CLOSETS                         8   EA.       225     1,800
---------------------------------------------------------------------------------------------------------------------
HOT WATER HEATER                      2   EA.       575     1,150
---------------------------------------------------------------------------------------------------------------------
FLOOR DRAINS                          5   EA.      1120     5,600
---------------------------------------------------------------------------------------------------------------------
TOILET ACCESSORIES                    4   RM.       725     2,900
---------------------------------------------------------------------------------------------------------------------
ADA SHOWER PER PLAN                   1   EA.      5500     5,500
---------------------------------------------------------------------------------------------------------------------
MOP SINKS                             2   EA.      1150     2,300
---------------------------------------------------------------------------------------------------------------------
WATER LINE EXTENTION                220   LF.        30     6,600
---------------------------------------------------------------------------------------------------------------------

REMOVE EXISTING PIPING - REPAIR        1   EA.     4500     4,500
---------------------------------------------------------------------------------------------------------------------
           SPRINKLERS                                               $  7,105.00   $0.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
REWORK EXISTING SYSTEM                 1   LOT     4580     4,580
---------------------------------------------------------------------------------------------------------------------
ADD NEW SPRINKLERS                     9   EA.      225     2,025
---------------------------------------------------------------------------------------------------------------------
SYSTEM SHUTDOWN & PERMITS              1   L/S      500       500
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
            CABINETS                                                $      0.00   $0.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
CONFERENCE ROOM CABINETS               0   LF.        0         0
---------------------------------------------------------------------------------------------------------------------
COUNTER TOP WORK W/SUPPORTS            0   LF.      125         0
---------------------------------------------------------------------------------------------------------------------
UPPER CABINETS                         0   LF.      200         0
---------------------------------------------------------------------------------------------------------------------
LOWER CABINETS                         0   LF.      225         0
---------------------------------------------------------------------------------------------------------------------
PASS THRU WINDOW SHELF                 0   LF.      375         0
---------------------------------------------------------------------------------------------------------------------
WOOD PARTITION CAPS                    0   LF.       20         0
---------------------------------------------------------------------------------------------------------------------
STORAGE SHELVING                       0   LF.       12         0
---------------------------------------------------------------------------------------------------------------------
                                       0   LF.        0         0
---------------------------------------------------------------------------------------------------------------------
                                       0   LF.        0         0
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
           WALL FINISH                                              $   6800.80   $0.00
---------------------------------------------------------------------------------------------------------------------
PAINT OFFICE WALLS                  2500   SF.      0.4     1,000
---------------------------------------------------------------------------------------------------------------------
WALL COVERINGS                         0   SF.     3265         0
---------------------------------------------------------------------------------------------------------------------
PAINT BATHROOMS                        0   SF.        1         0
---------------------------------------------------------------------------------------------------------------------
PAINT GYPBOARD CEILINGS                0   SF.      0.5         0
---------------------------------------------------------------------------------------------------------------------
FRP PANELS                             0   RMS.     450         0
---------------------------------------------------------------------------------------------------------------------
CERAMIC TILE                           0   SF.       21         0
---------------------------------------------------------------------------------------------------------------------
PAINT PERIMETER WALLS              12288   SF.     0.35     4,301
---------------------------------------------------------------------------------------------------------------------
PAINT COLUMNS                         20   EA.       75     1,500
---------------------------------------------------------------------------------------------------------------------
        CONCRETE/ASPHALT                                            $ 28,500.00   $0.00
---------------------------------------------------------------------------------------------------------------------
BACK-FILL TRENCHES                     1   LOT     5500     5,500
---------------------------------------------------------------------------------------------------------------------
POUR BACK CONCRETE SLAB                1   LOT    23000    23,000
---------------------------------------------------------------------------------------------------------------------
SAW CUT OPENINGS                       0   EA.      500         0
---------------------------------------------------------------------------------------------------------------------
PATIO SLAB (NATURAL)                   0   SF.        4         0
---------------------------------------------------------------------------------------------------------------------
CONCRETE COLUMNS & PIERS               0   EA.      800         0
---------------------------------------------------------------------------------------------------------------------
STRUCTURAL STEEL                       0   EA.     2200         0
---------------------------------------------------------------------------------------------------------------------
         FLOOR COVERING                                             $ 62,427.50   $0.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
BLD.STD.CARPET                         0   SQYD      25         0
---------------------------------------------------------------------------------------------------------------------
UP-GRADE CARPET                        0   SQYD      40         0
---------------------------------------------------------------------------------------------------------------------
VINYL COMP. TILE                       0   SF.     1.25         0
---------------------------------------------------------------------------------------------------------------------
SHEET VINYL (TOILETS)                480   SF.      4.5      2160
---------------------------------------------------------------------------------------------------------------------
CARPET TILE                            0   SF.     1755         0
---------------------------------------------------------------------------------------------------------------------
RUBBER BASE                          250   LF.     1.95     487.5
---------------------------------------------------------------------------------------------------------------------
PARQUET WOOD FLOORING                  0   SF.     9427         0
---------------------------------------------------------------------------------------------------------------------
CERAMIC TILE                           0   SF.       21         0
---------------------------------------------------------------------------------------------------------------------
SCRUB & SEAL FLOOR (BEADED)        34160   SF.     1.75    59,780
---------------------------------------------------------------------------------------------------------------------
         WINDOW COVERING                                            $  4,500.00   $0.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
DRAPES                                 0   LF.        0         0
---------------------------------------------------------------------------------------------------------------------
MINI BLINDS                         1000   SF.      4.5     4,500
---------------------------------------------------------------------------------------------------------------------
MYLAR COATING                          0   SF.        0         0
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
              HV/AC                                                 $180,000.00   $0.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
MODIFY (E) DUCTWORK                    0   LOT     1000         0
---------------------------------------------------------------------------------------------------------------------
NEW HVAC (PACKAGE UNITS)              90   TON     2000   180,000
---------------------------------------------------------------------------------------------------------------------

NEW VAV SYSTEM                     0       TON    1600       0
------------------------------------------------------------------------------------------------------------------------------------
FIRE/SMOKE DAMPERS                 0       EA.    1500       0
------------------------------------------------------------------------------------------------------------------------------------
STATS.
------------------------------------------------------------------------------------------------------------------------------------
      MISC. & SPECIAL EQUIP                                      $  9,150.00   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
REINSTALL (E) WORK SURFACES        0       LOT     680       0
------------------------------------------------------------------------------------------------------------------------------------
RE-ROOF/ROOF REPAIRS               0       SF.     1.6       0
------------------------------------------------------------------------------------------------------------------------------------
HIGH BAY W/H LIGHTING              0       EA.     750       0
------------------------------------------------------------------------------------------------------------------------------------
EXTERIOR WALL PACK LIGHTING        0       EA.     895       0
------------------------------------------------------------------------------------------------------------------------------------
CONCRETE WALKWAYS                  0       SF.       5       0
------------------------------------------------------------------------------------------------------------------------------------
MICROWAVE OVENS & PLUGS            0       EA.     500       0
------------------------------------------------------------------------------------------------------------------------------------
FIRE EXTINGUISHERS                10       EA.     100   1,000
------------------------------------------------------------------------------------------------------------------------------------
REFRIGIRATOR AND PLUG              0       EA.     900       0
------------------------------------------------------------------------------------------------------------------------------------
ROLL-UP DOOR SERVICES              1       LOT    5000   5,000
------------------------------------------------------------------------------------------------------------------------------------
METAL CANOPY'S                     0       SF.      35       0
------------------------------------------------------------------------------------------------------------------------------------
BALLARDS                           6       EA.     400   2,400
------------------------------------------------------------------------------------------------------------------------------------
WROUGHT IRON FENCE                 0       LF.      40       0
------------------------------------------------------------------------------------------------------------------------------------
WROUGHT IRON GATE W/ELECT.         0       EA.    4600       0
------------------------------------------------------------------------------------------------------------------------------------
JANITORIAL AND CLEAN-UP            1       L/S     750     750
------------------------------------------------------------------------------------------------------------------------------------
CHAIN LINK FENCE                   0       L/S      21       0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUBTOTALS                                                        $562,250.70   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
A & E FEES                                                                     $      0.00   BY OWNER
------------------------------------------------------------------------------------------------------------------------------------
GENERAL CONDITIONS                10 WKS                         $ 48,000.00   $      0.00   V & M CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------
PERMITS & FEES                                             N/C                 $      0.00   BY OWNER
------------------------------------------------------------------------------------------------------------------------------------
OVERHEAD AND PROFIT                5%                            $ 30,512.54   $      0.00   V & M CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL COST TO AMB                                                $640,763.24   $      0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                               $236,465.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COST TO NUVELO                                                                         REVISED TOTAL OF LIGHTING, SLAB REPAIR
                                                                               $264.841.36   AND RR CORES
------------------------------------------------------------------------------------------------------------------------------------
EXCLUSIONS
------------------------------------------------------------------------------------------------------------------------------------
(1) RACK SPRINKLERS
------------------------------------------------------------------------------------------------------------------------------------
(2) FURNITURE & FURNISHINGS
------------------------------------------------------------------------------------------------------------------------------------
(3) SPECIAL EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
(4) ANY SPECIAL CITY
REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
(5) COAX CABLE/CRT'S AND COMP.
------------------------------------------------------------------------------------------------------------------------------------
(6) ADA UP-GRADES NOT LISTED
------------------------------------------------------------------------------------------------------------------------------------
(7) TOXIC MATERIAL REMOVAL
------------------------------------------------------------------------------------------------------------------------------------
(8) ANY SECURITY SYSTEMS WORK
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NOTES
------------------------------------------------------------------------------------------------------------------------------------
1) EXISTING CONCRETE SLAB TO BE
BEAD BLASTED AND ACRYLIC FLOOR
FINISH
------------------------------------------------------------------------------------------------------------------------------------
2) ALLOW 4 WEEKS FOR CITY PLAN
CHECK COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
3) REUSE EXISTING SEISMIC
MATERIAL ON SITE
------------------------------------------------------------------------------------------------------------------------------------